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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: May 13, 1998


                     PROFESSIONAL BENEFITS INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-22344



           Texas                                          74-2072535
(State or other jurisdiction of                        (I.R.S. employer
 incorporation)                                      identification number)



                    10835 Rockley Road, Houston, Texas 77099
          (Address of principal executive offices, including ZIP code)


                                  281/721-1800
              (Registrant's telephone number, including area code)


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                     PROFESSIONAL BENEFITS INSURANCE COMPANY

                                    FORM 8-K


          Item 3      -     BANKRUPTCY OR RECEIVERSHIP

                  On May 13, 1998, a Temporary Injunction and Order Appointing Temporary Receiver was issued by the District Court of Travis County, Texas in relation to Professional Benefits Insurance Company. The Order appointed the Commissioner of Insurance as Temporary Receiver.

          Item 7      -     FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit 99.1 Temporary Injunction and Order Appointing Temporary Receiver.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                PROFESSIONAL BENEFITS INSURANCE COMPANY


                                By:    /s/ Neal Rockhold
                                       -----------------------------------------
                                Name:  Neal Rockhold
                                       -----------------------------------------
                                Title: Appointed Representative of the Temporary
                                       -----------------------------------------
                                         Receiver
                                         --------
Dated:    May 28, 1998



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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION

99.1             Temporary Injunction and Order Appointing Temporary Receiver